Segmented information	12 Months Ended
Dec. 31, 2019
Disclosure of operating segments [abstract]
Segmented information
21.	Segmented information
Prior to October 2, 2017, the operations of the Company were classified into two industry segments: the marking and distribution of commercial products (AGGRASTAT
®
) and the manufacturing and distribution of API, which was classified as held for sale and discontinued operations in 2017 (note 5). No operating segments were aggregated to form these reportable operating segments. Since the sale of API on October 2, 2017, the Company operates under one segment.
Revenue generated from external customers from the marketing and distribution of commercial products for the years ended December 31, 2019, 2018 and 2017 was 100% from sales to customers in the United States.
During the year ended December 31, 2019, 100% of total revenue was generated from thirteen customers. Customer A accounted for 38%, Customer B accounted for 28%, Customer C accounted for 28% and the remaining ten customers accounted for approximately 6% of revenue.
During the year ended December 31, 2018, 100% of total revenue was generated from eight customers. Customer A accounted for 33%, Customer B accounted for 28%, Customer C accounted for 33% and Customer D accounted for 6% and the remaining five customers accounted for less than 1% of revenue.
During the year ended December 31, 2017, 100% of total revenue was generated from nine customers. Customer A accounted for 33%, Customer B accounted for 30%, Customer C accounted for 30% and Customer D accounted for 6% and the remaining five customers accounted for less than 1% of revenue.
Property, plant and equipment and intangible assets are located in the following countries:

As at December 31	2019	2018
Canada	$1,282	$316
Barbados	9,599	1,705

	$10,881	$2,021